                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a vice president and controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1994 between the Company and First Trust (N.A), as Trustee of FHA Title I Home Improvement Loan Trust 1994-CI (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from September 1, 1994 to September 30, 1994 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of October, 1994.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Robley D. Evans
                                  ------------------------------
                                   Robley D. Evans
                                   Vice President and Controller

                          GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that he is a Vice President and Controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1994 between the Company and First Trust National Association, as Trustee of FHA Title I Home Improvement Loan Trust 1994-CI (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of October, 1994.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Robley D. Evans
                                  ------------------------------
                                   Robley D. Evans
                                   Vice President and Controller

                            HOME IMPROVEMENT LOANS
                    CERTIFICATES FOR HOME IMPROVEMENT LOAN
                               GREEN TREE TRUST
                                    1994-CI
                                MONTHLY REPORT
                                September 1994


                                     Distribution Date:  10/17/94
                                     Trust Account:      3333834-0

1.   Collected Amount                                  $2,495,614.24

2.   Delinquent Payments Advanced/Recovered                76,689.32

3.   Aggregate Repurchase Price for Contracts
     to be Repurchased                                           .00

4.   Amount Available (1+2+3)                           2,572,303.56

INTEREST

5.   Class A-1 Interest (7.45%)

     (a)  Current Interest                                336,408.89
     (b)  Amount applied to Unpaid Class A-1
          Interest Shortfall                                     .00
     (c)  Remaining Unpaid Class A-1 Interest
          Shortfall                                              .00

6.   Class M-1 Interest

     (a)  Class M-1 Pass-Through Rate (lesser
          of 8.50% or Weighted Average Contract
          Rate)                                                 8.50%
     (b)  Current Interest                                 45,333.33
     (c)  Amount Applied to Unpaid Class M-1
          Interest Shortfall                                     .00
     (d)  Remaining Unpaid Class M-1 Interest
          Shortfall                                              .00

7.   Class B-1 Interest

     (a)  Class B-1 Pass-Through Rate (lesser
          of 8.80% or Weighted Average Contract
          Rate)                                                 8.80%
     (b)  Current Interest                                 36,764.44
     (c)  Amount Applied to Unpaid Class B-1
          Interest Shortfall                                     .00
     (d)  Remaining Unpaid Class B-1 Interest
          Shortfall                                              .00

8.   Class B-2 Interest

     (a)  Class B-2 Pass-Through Rate (lesser
          of 8.90% or Weighted Average Contract
          Rate)                                                 8.90%
     (b)  Current Interest                                 42,394.72
     (c)  Amount Applied to Unpaid Class B-2
          Interest Shortfall                                     .00
     (d)  Remaining Unpaid Class B-2 Interest
          Shortfall                                              .00

9.   Monthly Principal

     (1)  Regular Principal Payment                      $348,739.92
     (2)  Principal Prepayments                         1,391,965.97
     (3)  Delinquent Payments Advanced                     26,058.85
     (4)  Net Losses                                             .00

                            HOME IMPROVEMENT LOANS
                    CERTIFICATES FOR HOME IMPROVEMENT LOAN
                               GREEN TREE TRUST
                                    1994-CI
                                MONTHLY REPORT
                                September 1994



                                           Distribution Date:  10/17/94
                                           Trust Account:      3333834-0

     (5)  Contracts Repurchased due to
          Breach of Representations and
          Warranties (see attached)          .00
     (6)  Bankruptcy Write-down              .00
     (7)  Unpaid Principal from Prior
          Months                             .00
     (8)  Delinquent Payments Recovered      .00

          Total Principal                               1,766,764.74

10.  Class A-1 Principal Distribution                   1,766,764.74
     10(a) Class A-1 Principal Balance                 99,833,235.26

11.  Class M-1 Principal Distribution                            .00
     11(a) Class M-1 Principal Balance                 12,000,000.00

12.  Class B-1 Principal Distribution                            .00
     12(a) Class B-1 Principal Balance                  9,400,000.00

13.  Class B-2 Principal Distribution                            .00

14.  Pool Scheduled Principal Balance                 131,951,001.26

15.  Class B-2 Principal Liquidation Loss Amount                 .00

16.  Class B-2 Guaranty Payment                                  .00

17.  Class B-2 Principal Balance                       10,717,766.00

18.  Pool Factor
     (a)  Previous Month Pool Factor                      1.00000000
     (b)  Current Month Pool Factor                        .98678736

19.  Aggregate Scheduled Balances of Delinquent
     Contracts as of Determination Date

     (1)  31 - 59 days      74,190.01    6
     (2)  60 - 89 days       2,489.52    1
     (3)  90 days or more         .00    0

20.  Liquidated Contracts                                        .00

21.  Number of Loans Remaining                                 9,625

22.  Number and Principal Balance of Contracts
     with FHA Claims finally rejected, or no
     FHA claim was submitted because FHA
     insurance was unavailable           0                      0.00

                            HOME IMPROVEMENT LOANS
                    CERTIFICATES FOR HOME IMPROVEMENT LOAN
                               GREEN TREE TRUST
                                    1994-CI
                                MONTHLY REPORT
                                September 1994


                                       Distribution Date:  10/17/94
                                       Trust Account:      3333834-0

23.  Weighted Average Contract Rate of all
     outstanding Contracts                                 11.64810

24.  Monthly Servicing Fee (.75%)                         83,573.60

25.  Guaranty Fee (3% cap) and reimbursement to
     Company for prior Class B-2 Guaranty Payments       261,063.84

CLASS C CERTIFICATE

26.  Class C. Residual Payment                                  .00

Please contact the Bondholder Relations Department of First Trust National Association at (612) 244-0444 with any questions regarding this Statement or your Distribution.